SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 21, 2004


                              STATION CASINOS, INC
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             (Exact name of registrant as specified in its charter)


         Nevada                    000-21640                      88-0136443
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)

2411 West Sahara Avenue, Las Vegas, Nevada                           89102
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code: (702) 367-2411
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                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 5.         OTHER EVENTS.

     The attached press release was issued by the Office of the Governor of the State of California regarding the signing of re-negotiated gaming compacts with five Native American tribes. We have not undertaken any independent investigation of the facts set forth in the attached press release. The full text of the re-negotiated compacts can be found at the Governor's website at www.governor.ca.gov. The press release is attached to this Current Report as
Exhibit 99.1.

     The information, including exhibits attached thereto, of this Current Report is being furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Station Casinos, Inc.



Date:    June 21, 2004               By: /s/ Glenn C. Christenson
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                                         Glenn C. Christenson
                                         Executive Vice President, Chief
                                         Financial Officer, Chief Administrative
                                         Officer and Treasurer